UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2012

DIALOGIC INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33391	94-3409691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1504 McCarthy Boulevard Milpitas, California		95035
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 750-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

We are filing this amendment to our Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on March 23, 2012, for the purpose of correcting our balance sheet as of December 31, 2011 and the statements of operations for the three and twelve months ended December 31, 2011contained in our press release filed as Exhibit 99.1, to correct (i) the reclassification of $89.9 million of related party short-term debt to related party long-term debt, as a result of the previously announced debt restructuring and (ii) the reclassification of a $1.5 million legal settlement expense from other income/expense to cost of product revenue, based on an evaluation of appropriate accounting guidance. These changes did not affect total liabilities as of December 31, 2011 or net loss for the periods ended December 31, 2011.

We are filing the corrected balance sheet and the statements of operations for the three and twelve months ended December 31, 2011 as Exhibit 99.2 to this Current Report on Form 8-K/A.

Item 2.02. Results of Operations and Financial Condition.

On March 23, 2012, Dialogic Inc. (the “Company”) reported its financial results for the three months and year ended December 31, 2011. A copy of the press release was previously furnished as Exhibit 99.1 to our Current Report on Form 8-K filed on March 23, 2012 and is incorporated herein by reference. On April 13, 2012, the company corrected balance sheet and the statements of operations for the three and twelve months ended December 31, 2011 included in the press release. A copy of the corrected balance sheet and the statements of operations for the three and twelve months ended December 31, 2011 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release, and the corrected balance sheet and the statements of operations for the three and twelve months ended December 31, 2011. The information in this Form 8-K/A and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 23, 2012, entitled “Dialogic Inc. Reports Fourth Quarter and Full Year 2011 Financial Results.” (previously furnished with Current Report on Form 8-K filed on March 23, 2012)

99.2	Corrected balance sheet and statements of operations for the three and twelve months ended December 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIALOGIC INC.
Dated: April 13, 2012

	By:	/s/ John Hanson
John Hanson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 23, 2012, entitled “Dialogic Inc. Reports Fourth Quarter and Full Year 2011 Financial Results.” (previously furnished with Current Report on Form 8-K filed on March 23, 2012)

99.2	Corrected balance sheet as of December 31, 2011 and statements of operations for the three and twelve months ended December 31, 2011